                                                                   EXHIBIT 10.5

                             STOCK PLEDGE AGREEMENT


        STOCK PLEDGE AGREEMENT, dated as of December 5, 2000, between CLAYTON A. THOMAS, JR. ("Pledgor") and NET2000 COMMUNICATIONS GROUP, INC. ("Pledgee").

                              W I T N E S S E T H:

                WHEREAS, Pledgor has delivered a Note dated December 5, 2000 (the "Note") to Pledgee, evidencing a loan in the aggregate principal amount of up to $1,500,000 made or to be made by Pledgee to Pledgor; and

                WHEREAS, the Loan is being made pursuant to a letter agreement, dated the date hereof, between Pledgor and Pledgee (as amended, modified or otherwise supplemented from time to time, the "Letter Agreement"); and

                WHEREAS, as an inducement to Pledgee to make the Loan, Pledgor has agreed to provide security for the payment of the Loan and the payment and performance of the other obligations and indebtedness evidenced thereby and in connection therewith;

                NOW, THEREFORE, in consideration of the premises and the covenants set forth herein and in the Note, the parties hereto agree as follows.

                1. Definitions. Capitalized terms used but not defined herein and defined in the Note or the Letter Agreement are used herein as therein defined. References to this "Agreement" shall mean this Stock Pledge Agreement as the same may be in effect at the time such reference becomes operative, including all amendments, modifications and supplements hereto and any exhibits or schedules to any of the foregoing.

                2. Pledge. In order to secure the payment and performance in full of the Loan, all interest payable in respect thereof, and all other amounts payable by Pledgor to Pledgee under the Note, the Letter Agreement and under this Agreement (collectively, the "Obligations"), Pledgor hereby pledges, assigns, grants a security interest in, transfers and delivers unto Pledgee each of the following (the "Collateral"):


                (a) all of Pledgor's right, title and interest in and to all shares (the "Pledged Shares") of capital stock described in Schedule I hereto and the certificates, if any, representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

                (b) all other rights appurtenant to the property described in clause (a) above (including, without limitation, voting rights); and

                (c) all cash and noncash proceeds of any and all of the foregoing.


        Certificates representing the Pledged Shares set forth on Schedule I hereto, accompanied by proper instruments of assignment duly executed in blank by Pledgor, are herewith delivered to Pledgee.

                3. Representations and Warranties. Pledgor hereby represents and warrants to Pledgee that as of the date hereof:

                (a) Pledgor is the sole holder of record and beneficial owner of the Pledged Shares set forth on Schedule I hereto, free and clear of any pledge, hypothecation, assignment, lien, charge, claim, security interest, option, preference, priority or other preferential arrangement of any kind or nature whatsoever ("Lien") thereon or affecting the title thereto.

                (b) Pledgor has the legal right to pledge, assign, grant a security interest in, transfer and deliver the Collateral to Pledgee as provided herein.

                (c) This Agreement has been duly executed and delivered by Pledgor and constitutes the legal, valid and binding obligation of Pledgor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity.

                (d) No consent, approval, authorization or other order of any person, corporation, business trust, joint venture, association, company, partnership or government or any agency or political subdivision thereof (each, a "Person") (including, without limitation, any creditor of Pledgor) is required for (i) the execution and delivery of this Agreement by Pledgor or the delivery by Pledgor of the Collateral to Pledgee as provided herein, or (ii) the exercise by Pledgee of the voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of the Collateral by laws affecting the offering and sale of securities generally.

                (e) Upon the delivery to Pledgee of the certificates representing the Pledges Shares, Pledgee will have a valid and perfected security interest therein subject to no prior Lien.

                The representations and warranties set forth in this Section 3 shall survive the execution and delivery of this Agreement.

                4.      Rights of Pledgor and Pledgee.

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

                (a) So long as the Note and any of the other Obligations are outstanding, Pledgee shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Shares or any part thereof for any purpose and Pledgor agrees that it will not exercise any voting and other consensual rights pertaining to the Pledged Shares during such time.

                (b) Unless an Event of Default shall have occurred and be continuing, Pledgor shall be entitled, from time to time, to collect and receive for its own use all cash dividends (except cash dividends paid or payable in respect of the total or partial liquidation of an issuer) paid on the Pledged Shares; provided, however, that until actually paid, all rights to such dividends shall remain subject to the Lien of this Agreement. All dividends (other than cash dividends governed by the immediately preceding sentence) and all other distributions in respect of any of the Collateral, whenever paid or made, shall be delivered to Pledgee and held by it subject to the Lien created by this Agreement.

                (c) For the purposes of enabling Pledgee to exercise its rights under this Section 3 or otherwise in connection with this Agreement, Pledgor hereby (i) constitutes and appoints Pledgee (and any of Pledgee's officers, employees or agents designated by Pledgee) its true and lawful attorney-in-fact, with full power and authority to execute any notice, assignment, endorsement or other instrument or document, and to do any and all acts and things for and on behalf of Pledgor, which Pledgee may deem necessary or desirable to protect, collect, realize upon and preserve the Pledged Collateral, to enforce Pledgee's rights with respect to the Pledged Collateral and to accomplish the purposes hereof, and (ii) revokes all previous proxies with regard to the Pledged Collateral and appoints Pledgee as its proxyholder with respect to the Pledged Collateral to attend and vote at any and all meetings of the shareholders of the Companies held on or after the date of this proxy and prior to the termination hereof, with full power of substitution to do so and agrees, if so requested, to execute or cause to be executed appropriate proxies therefor. Each such appointment is coupled with an interest and irrevocable so long as the Obligations have not been paid and performed in full. Pledgor hereby ratifies, to the extent permitted by law, all that Pledgee shall lawfully and in good faith do or cause to be done by virtue of and in compliance with this Section.

                (d) Notwithstanding any provision contained in this Agreement, Pledgee shall have no duty to exercise any of the rights, privileges or powers afforded to it and shall not be responsible to Pledgor or any other Person for any failure to do so or delay in doing so.

                5. Covenants. Pledgor covenants and agrees that until the termination of this Agreement:

                (a) Pledgor will not, without the prior written consent of Pledgee, assign this Agreement to any third party.

                (b) Pledgor will not, without the prior written consent of Pledgee, sell, assign, transfer, mortgage, pledge or otherwise encumber any of its rights in or to the Collateral or any dividends or other distributions or payments with respect thereto or grant a Lien on any thereof.

                (c) Pledgor will, at its own expense, execute, acknowledge and deliver all such instruments and take all such action as Pledgee from time to time may reasonably request in order to ensure to Pledgee the benefits of the first priority Lien on and to the Collateral intended to be created by this Agreement.

                (d) Pledgor will defend the title to the Collateral and the Lien of Pledgee thereon against the claim of any Person claiming against or through Pledgor and will maintain and preserve such Lien so long as this Agreement shall remain in effect.

                6.      Additional Stock, Stock Dividends, Distributions, etc.

        If, while this Agreement is in effect, the Pledgor shall become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization), option or rights, whether as an addition to, in substitution of, or in exchange for any shares of any Pledged Shares, or otherwise, the Pledgor agrees to accept the same as the Pledgee's agent and to hold the same in trust on behalf of and for the benefit of the Pledgee and to deliver the same forthwith to the Pledgee in the exact form received, with the endorsement of the Pledgor when necessary or appropriate, together with undated stock powers duly executed in blank, to be held by Pledgee as additional security for the Obligations. Any sums paid upon or in respect of the Pledged Shares upon the liquidation or dissolution of the issuer thereof shall be paid over to the Pledgee to be held by it in trust as additional security for the Obligations. In case any distribution of capital shall be made on or in respect of the Pledged Shares or any property shall be distributed upon or with respect to the Pledged Shares pursuant to the recapitalization or reclassification of the capital of the issuer thereof pursuant to the reorganization of such issuer, the property so distributed shall be delivered to the Pledgee to be held by it as additional security for the Obligations. All sums of money and property so paid or distributed in respect of the Pledged Shares which are received by the Pledgor shall, until paid or delivered to the Pledgee, be held by the Pledgor in trust as additional security for the Obligations.

                7.      Remedies.

                (a) Upon the occurrence of an Event of Default, then or at any time during the continuance of such occurrence, Pledgee is hereby authorized and empowered, at its election, (i) to transfer and register in its or its nominee's name the whole or any part of the Collateral,
        (ii) to demand, sue for, collect, receive and give acquittance for any and all cash dividends or other distributions or monies due or to become due upon or by virtue thereof, and to settle, prosecute or defend any action or proceeding with respect thereto, (iii) to sell in one or more sales the whole or any part of the Collateral or otherwise to transfer or assign the same, applying the proceeds therefrom to the payment of the Obligations in such order as Pledgee shall determine, and (iv) otherwise to act with

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

        respect to the Collateral or the proceeds thereof as though Pledgee were the outright owner thereof, Pledgor hereby irrevocably constituting Pledgee as its proxy and attorney-in-fact, with full power of substitution to do so.

                (b) Pledgee shall give Pledgor not less than ten days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral except any Collateral that threatens to decline speedily in value or is of a type customarily sold on a recognized market. Pledgor agrees that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the Uniform Commercial Code. Any sale shall be made at a public or private sale at Pledgee's place of business, or at any public building in the City of New York to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as Pledgee may deem fair, and, to the extent permitted by applicable law, Pledgee may be the purchaser of the whole or any part of the Collateral so sold and hold the same thereafter in its own right free from any claim of Pledgor or any right or equity of redemption, which right or equity is hereby waived and released. Each sale shall be made to the highest bidder, but Pledgee reserves the right to reject any and all bids at such sale which, in its sole discretion, it shall deem inadequate. Except as otherwise herein specifically provided for, demands of performance, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer of agent of Pledgee.

                (c) If, at the original time or times appointed for the sale of the whole or any part of the Collateral, either (i) the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Obligations, or (ii) if the Collateral be offered for sale in lots, if at any of such sales the highest bid for the lot offered for sale would indicate to Pledgee in its sole discretion the unlikelihood of the proceeds of the sales of the whole of the Collateral being sufficient to discharge all the obligations, then in either such event Pledgee may, on one or more occasions, postpone any of said sales by public announcement at the time of sale. In the event of any such postponement, Pledgee shall give Pledgor notice of such postponement.

                (d) If, at any time when Pledgee shall determine to exercise its right to sell the whole or any part of the Collateral hereunder, such Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Security Act of 1933, as amended (the "Act"), Pledgee may, in its sole and absolute discretion (subject only to applicable requirements of law), sell such Collateral or part thereof by private sale in such manner and under such circumstances as Pledgee may deem necessary or advisable, but subject to the other requirements of this Section 7, and shall not be required to effect such registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event Pledgee in its sole and absolute discretion may (a) proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof could be or shall have been filed under the Act (or similar statute), (b) approach and negotiate with a single possible purchaser to effect such sale, (c) restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Collateral or part thereof, and
        (d) require that any sale hereunder (including a sale at auction) be conducted subject to restrictions (i) as to the financial sophistication and ability of any Person permitted to bid or purchase at sale, (ii) as to the content of legends to be placed upon any certificates representing the Collateral sold in such sale, including restrictions on future transfer thereof, (iii) as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person's access to financial information about Pledgor, the issuer of the Pledged Shares or Pledgee, such Person's intentions as to the holding of the Collateral so sold for investment, for its own account, and not with a view to the distribution thereof, and (iv) as to such other matters as Pledgee may, in its sole discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Uniform Commercial Code and other laws affecting the enforcement of creditors' rights and the Act (or similar statute) and all applicable state securities laws. Pledgor will execute and deliver such documents and take such other action as Pledgee deems necessary or advisable in order that any such sale may be made in compliance with law.

                (e) In the event of any such sale under the circumstances described in this Section 7, Pledgee shall incur no responsibility or liability for selling the whole or any part of the Collateral at a price which Pledgee may deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sales were deferred until after registration as aforesaid. Pledgor hereby acknowledges that any sale of any of the Collateral which has not been registered under the Act may be for a price less that which might have been obtained had the Collateral been registered under the Act;

                (f) Pledgor agrees that it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Collateral or the possession thereof by any purchaser at any sale hereunder, and Pledgor waives the benefit of all such laws to the extent it lawfully may do so. Pledgor agrees that it will not interfere with any right, power and remedy of Pledgee provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by Pledgee of any one or more such rights, powers or remedies. No failure or delay on the part of Pledgee to exercise any such right, power or remedy, and no notice or demand which may be given to or made upon Pledgor by Pledgee with respect to any such remedies, shall operate as a waiver thereof, or limit or impair Pledgee's right to take any action or to exercise any power or remedy hereunder without notice or demand, or prejudice its rights as against Pledgor in any respect.

        8. Application of Proceeds. The proceeds of any sale of, or other realization upon, all or any part of the Collateral and any cash held shall be applied by the Pledgee in the following order of priorities:

                first, to payment of the expenses of such sale or other realization, including reasonable compensation to agents and counsel for the Pledgee, and all expenses, liabilities and advances incurred or made by the Pledgee in connection therewith;

                second, to the payment of the Obligations;

        third, to payment to the Pledgor or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

        9. Exoneration of Pledgee. Other than the exercise of reasonable care in the custody and preservation of the Collateral, Pledgee shall have no duty with respect thereto. Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by Pledgee in good faith.

        10. Waiver. No delay on Pledgee's part in exercising any power of sale or other right hereunder, and no notice or demand which may be given to or made upon Pledgor by Pledgee with respect to any power of sale or other right hereunder, shall constitute a waiver thereof, or limit or impair Pledgee's right to take any action or to exercise any power of sale or any other right hereunder, without notice or demand, or prejudice Pledgee's rights as against Pledgor in any respect.

        11. Termination. At such time as (a) all Obligations have been fully satisfied and (b) the Note shall have been terminated, Pledgee shall deliver to Pledgor the Collateral remaining after giving effect to the exercise of Pledgee's rights and remedies hereunder at the time subject to this Agreement and all instruments of assignment executed in connection therewith, free and clear of the Lien hereof and all of Pledgor's obligations hereunder shall thereupon terminate. When so released, such Collateral shall be free and clear of any lien or encumbrance hereunder.

        12. Release. Pledgor consents and agrees that Pledgee may at any time, or from time to time, in Pledgee's sole discretion, exchange, release and/or surrender all or any of the Collateral, or any part(s) thereof, by whomever deposited, which is now or may hereafter be held by Pledgee in connection with all or any of the Obligations, all in such manner and upon such terms as Pledgee may deem proper, and without notice to or further assent from Pledgor, it being hereby agreed that Pledgor shall be and remain bound by this Agreement, irrespective of the existence, value or condition of any collateral and notwithstanding (i) any such exchange, release and/or surrender and/or (ii) any settlement, compromise, surrender, release, renewal or extension of any or all of the Obligations, and/or (iii) that the Obligations may at any time or from time to time exceed the aggregate principal amount outstanding pursuant to the Note.

        13. Expenses. Pledgor will reimburse Pledgee for all expenses (including reasonable expenses for legal services of every kind) of, or incidental to the preparation or enforcement of any of the provisions of, this Agreement or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement of any of the Collateral and for the care of the Collateral and defending or asserting the rights and claims of Pledgee in respect of the Collateral, by litigation or otherwise, including but not limited to expenses of insurance and the fees and expenses of counsel for Pledgee. All such expenses shall be deemed additional Obligations.

        14.     Miscellaneous.

                (a) Pledgee may execute any of its duties hereunder by or through agents or employees. Pledgee may consult with legal counsel and any action taken or suffered in good faith in accordance with the advice of such counsel shall be full justification and protection to it.

                (b) Neither Pledgee nor any of its officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for their own gross negligence or willful misconduct and Pledgee shall not be liable for any error of judgment made by it in good faith.

                (c) This Agreement shall be binding upon Pledgor and its successors and assigns, and shall inure to the benefit of, and be enforceable by, Pledgee and its successors, transferees and assigns, except that the Pledgor shall not have the right to assign its rights hereunder or any interest herein (and any such attempted assignment shall be void). None of the terms or provisions of this Agreement may be waived, altered, modified or amended except in writing duly signed for and on behalf of Pledgee and Pledgor.

                (d) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE.

                (e) Pledgor hereby waives personal service or any and all process upon Pledgor, and consents that all such service of process be made by registered mail directed to Pledgor at the address stated in
        Section 16 hereof and service so made shall be deemed to be completed five (5) Business Days after the same shall have been deposited in the United States mails, postage prepaid. To the extent permitted by law, Pledgor waives trial by jury and waives any objection to venue of any action instituted hereunder.

                15.     Further Assurances; Pledgee May Perform.

                (a) At Pledgor's expense, Pledgor will do all such acts, and will furnish to Pledgee all such financing statements, certificates, legal opinions and other documents and will do or cause to be done all such other things as Pledgee may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights intended to be granted to Pledgee hereunder. To the extent permitted by applicable law, Pledgor hereby authorizes Pledgee to execute and file, in the name of Pledgor or otherwise, Uniform Commercial Code financing statements (which may be photocopies of this Agreement) which Pledgee in its sole discretion may deem necessary or appropriate.

                (b) If Pledgor fails to perform any act required by this Agreement, Pledgee may perform, or cause performance of, such act, and the expenses of Pledgee incurred in connection therewith shall be governed by Section 13 hereof.

        16. Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or, in the case of telecopy notices, when sent (with confirmation received), addressed as follows or to such other address as may be hereafter notified by the respective parties hereto:

                (a)     If to Pledgee, at

                        Net2000 Communications Group, Inc.
                        2180 Fox Mill Road
                        Herndon, VA  20170
                        Attention: Donald Clarke
                        Telecopier: (703) 654-2025



                (b)     If to Pledgor, at

                        Mr. Clayton A. Thomas, Jr.
                        811 Water Place
                        Alexandria, Virginia  22314
                        Telecopier No.:

               Failure to comply with the provisions set forth above with respect to the delivery of copies shall not impair the validity of any notice otherwise complying with the terms hereof.

                17. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                18. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

                19. Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to effect the construction hereof or be taken into consideration in the interpretation hereof.

               IN WITNESS WHEREOF, the parties hereto have caused this Stock Pledge Agreement to be duly executed as of the date first above written.


                                    /s/Clayton A. Thomas, Jr.
                             -------------------------------------------
                             Clayton A. Thomas, Jr., as Pledgor



                             Net2000 Communications Groups, Inc., as Pledgee


                             By:    /s/Donald Clarke
                                ----------------------------------------
                                    Donald Clarke
                                    Chief Financial Officer

COMMONWEALTH OF VIRGINIA)
                        )       ss:
COUNTY OF FAIRFAX       )


        On this 8th day of December, 2000, before me personally appeared CLAYTON
A. THOMAS, JR., to me known to be the person who executed the foregoing instrument and who being by me duly sworn, did depose and say that he resides at 811 Water Place, Alexandria, Virginia and that he signed his name to the foregoing instrument.

               SEAL
                                     /s/Jennifer S. Fabris
                                     -------------------------------------------
                                     NOTARY PUBLIC

My commission expires on:  5/31/2004

                                                                      Schedule I
                                                                        to Stock
                                                                Pledge Agreement


                                      Stock

-----------------------------------------------------------------------------------------------
Issuer                            Number and Class of Shares      Certificate(s) No.
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Net2000 Communications, Inc.      2,466,875 shares of common      074
                                  stock                           137
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------